Exhibit 10.2

SEVENTH AMENDMENT TO PLAIN ENGLISH SECURITY AGREEMENT

This Seventh Amendment to Plain English Security Agreement (this “Amendment”) is made and entered into as of May 13, 2015, by and among GEVO, INC., a Delaware corporation (“Guarantor” or “You”), and TRIPLEPOINT CAPITAL LLC, a Delaware limited liability company (“Secured Party” or “Us”; together with Guarantor, the “Parties”).

RECITALS

A. Guarantor and Secured Party entered into that certain Plain English Security Agreement dated as of September 22, 2010, as amended by that certain First Amendment to Plain English Security Agreement dated as of October 20, 2011, that certain Second Amendment to Plain English Security Agreement dated as of June 29, 2012, that certain Third Amendment to Plain English Security Agreement dated as of July 11, 2012, that certain Fourth Amendment to Plain English Security Agreement dated as of December 11, 2013, that certain Consent Under and Third Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement and Omnibus Amendment to Loan Documents dated as of May 9, 2014, that certain Fifth Amendment to Plain English Security Agreement dated as of July 31, 2014, and that certain Sixth Amendment to Plain English Security Agreement dated as of January 28, 2015 (including all annexes, exhibits and schedules thereto, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), pursuant to which Guarantor granted a security interest in the Collateral to secure the payment and performance in full of all the Secured Obligations. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Security Agreement shall be applied herein as defined or established therein.

B. Guarantor and Secured Party have agreed to make certain amendments to the Security Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments to Security Agreement.

(a) Section 1 of the Security Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order to such Section:

“The term “2015 Additional Warrants” has the meaning specified therefor in the Loan Agreement.”

“The term “2015 Additional Warrant Agreement” has the meaning specified therefor in the Loan Agreement.”

“The term “Inducement Cash Fee” has the meaning specified therefor in the Loan Agreement.”

(b) The definition of “Merger Event” contained in Section 1.3 of the Security Agreement is hereby amended and restated in its entirety as follows:

“1.3 The term “Merger Event” means (i) any reorganization, consolidation or merger (or similar transaction or series of transactions) by You, with or into any other Person; (ii) any transaction, including the sale or exchange of outstanding shares of Your Stock, in which the holders of Your Stock immediately before consummation of such transaction or series of related transactions do not, immediately after consummation of such transaction or series of related transactions, retain Stock representing at least 50% of the voting power of the surviving entity of such transaction or series of related transactions (or the parent entity of such surviving entity if such surviving entity is wholly owned by such parent entity), in each case without regard to whether You are the surviving entity, (iii) the sale, license or other disposition of all or substantially all of Your assets, or (iv) the occurrence of any “Extraordinary Transaction” (or similar defined term) under and as defined in any of the 2013 Warrant Documents, 2014 Warrant Documents, 2015 Warrant Documents, or 2015 Additional Warrant Agreement.”

(c) Clause (b) of the definition of Permitted Indebtedness in Section 1 of the Security Agreement is hereby amended and restated in its entirety as follows:

“(b) (i) Indebtedness incurred by You under the 2013 Warrants, the 2014 Warrants, the 2015 Warrants, and the 2015 Additional Warrants and (ii) Indebtedness of You disclosed on Schedule P-1 attached hereto;”

(d) Section 5.9 of the Security Agreement is hereby amended by (i) amending and restating clauses (h) and (i) thereof in their entirety as follows and (ii) adding a new clause (j) immediately after clause (i) thereof:

“(h) You may purchase the 2014 Warrants, the 2015 Warrants, and 2015 Additional Warrants from the holder of any 2014 Warrant, 2015 Warrant, or 2015 Additional Warrant, respectively, that exercises its right to require You to purchase such Warrant pursuant to its terms;”

“(i) You may pay Cash in lieu of issuing fractional shares of common Stock arising out of the conversion of convertible securities (including the Convertible Notes (or any Refinancing Indebtedness in respect thereof) or Permitted Conversions) or the exercise of any 2013 Warrant (as in effect as of its issuance date), any 2014 Warrant (as in effect as of its issuance date), any 2015 Warrant (as in effect as of its issuance date), any 2015 Additional Warrant (as in effect as of its issuance date), or any other warrants; and”

“(j) You may pay Inducement Cash Fees.”

(e) Section 5.14 of the Security Agreement is hereby amended and restated in its entirety as follows:

5.14 Additional Notices. You will provide to Us promptly, and in any event within three (3) Business Days after the receipt by You, any notice from any holder of any 2013 Warrant, 2014 Warrant, 2015 Warrant, or 2015 Additional Warrant that such holder is exercising its right to require You or any successor entity to purchase such 2013 Warrant, 2014 Warrant, 2015 Warrant, or 2015 Additional Warrant pursuant to its terms.

2. Representations and Warranties. Guarantor hereby represents and warrants to Secured Party that each of the representations and warranties contained in Section 4 of the Security Agreement are true and correct in all material respects as of the date hereof, except such representations and warranties that relate expressly to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, after giving effect to this Amendment.

3. Conditions to Effectiveness. This Amendment shall be effective upon receipt by Secured Party of this Amendment duly executed by the parties hereto.

4. Recitals. The recitals to this Amendment shall constitute a part of the agreement of the parties hereto.

5. Consent to Jurisdiction and Venue. All judicial proceedings arising in or under or related to this Amendment may be brought in any state or federal court of competent jurisdiction located in the State of California. By execution and delivery of this Amendment, each party hereto generally and unconditionally: (a) consents to personal jurisdiction in San Mateo County, State of California; (b) waives any objection as to jurisdiction or venue in San Mateo County, State of California; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this Amendment.

6. Entire Agreement. This Amendment, together with the Security Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

7. Mutual Waiver Of Jury Trial; Judicial Reference. Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert person and The Parties wish applicable state and federal laws to apply (rather than arbitration rules), The Parties desire that their disputes be resolved by a judge applying such applicable laws. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES SPECIFICALLY WAIVES ANY RIGHT THEY MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY YOU AGAINST US OR OUR ASSIGNEE OR BY US OR OUR ASSIGNEE AGAINST YOU. IN THE EVENT THAT THE FOREGOING JURY TRIAL

WAIVER IS NOT ENFORCEABLE, ALL CLAIMS, INCLUDING ANY AND ALL QUESTIONS OF LAW OR FACT RELATING THERETO, SHALL, AT THE WRITTEN REQUEST OF ANY PARTY, BE DETERMINED BY JUDICIAL REFERENCE PURSUANT TO THE CALIFORNIA CODE OF CIVIL PROCEDURE (“REFERENCE”). THE PARTIES SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE. IN THE EVENT THAT THE PARTIES CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT. THE REFEREE SHALL REPORT A STATEMENT OF DECISION TO THE COURT. NOTHING IN THIS SECTION SHALL LIMIT THE RIGHT OF ANY PARTY AT ANY TIME TO EXERCISE LAWFUL SELF-HELP REMEDIES, FORECLOSE AGAINST COLLATERAL OR OBTAIN PROVISIONAL REMEDIES. THE PARTIES SHALL BEAR THE FEES AND EXPENSES OF THE REFEREE EQUALLY UNLESS THE REFEREE ORDERS OTHERWISE. THE REFEREE SHALL ALSO DETERMINE ALL ISSUES RELATING TO THE APPLICABILITY, INTERPRETATION, AND ENFORCEABILITY OF THIS SECTION. THE PARTIES ACKNOWLEDGE THAT THE CLAIMS WILL NOT BE ADJUDICATED BY A JURY. THIS WAIVER EXTENDS TO ALL SUCH CLAIMS, INCLUDING CLAIMS THAT INVOLVE PERSONS OTHER THAN YOU AND US; CLAIMS THAT ARISE OUT OF OR ARE IN ANY WAY CONNECTED TO THE RELATIONSHIP BETWEEN YOU AND US; AND ANY CLAIMS FOR DAMAGES, BREACH OF CONTRACT, SPECIFIC PERFORMANCE, OR ANY EQUITABLE OR LEGAL RELIEF OF ANY KIND, ARISING OUT OF THIS AGREEMENT.

8. Signatures. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all such counterparts together constitute one and the same instrument. This Amendment may be executed and delivered by facsimile or transmitted electronically in either Tagged Image Format Files (“TIFF”) or Portable Document Format (“PDF”) and, upon such delivery, the facsimile, TIFF or PDF signature, as applicable, will be deemed to have the same effect as if the original signature had been delivered to the other party.

9. Costs and Expenses. Guarantor reaffirms its obligations to pay, in accordance with the terms of Section 19 of the Security Agreement, all reasonable costs and expenses of Secured Party in connection with the preparation, negotiation, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith.

10. Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Security Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import shall mean and be a reference to the Security Agreement as amended hereby and each reference in the other Loan Documents to the Security Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Security Agreement as amended hereby.

11. Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Security Agreement, the terms and provisions of this Amendment shall govern and control.

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IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered as of the date first above written.

“Guarantor”

GEVO, INC.

By:	/s/ Mike Willis
Name: Mike Willis
Title: Chief Financial Officer

“Secured Party” TRIPLEPOINT CAPITAL LLC

By:	/s/ Sajal Srivastava
Name: Sajal Srivastava
Title: Chief Operating Officer